                                                                Exhibit 99.2


                   OHIO CASUALTY CORPORATION & SUBSIDIARIES

                      SUPPLEMENTAL FINANCIAL INFORMATION

                             FOR THE PERIODS ENDING

                           DECEMBER 31, 2005 and 2004



              Contents: Page 1  GAAP Summary Income Statement Data
                        Page 2  Property and Casualty Insurance Data
                        Page 3  Consolidated Balance Sheet Data
                                 and Related Information
                        Page 4  Supplemental Information
                        Page 5  Segment Underwriting Profitability







Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, change in government regulation; performance of financial markets; fluctuations in interest rates; availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted (in thousands, except per share data)
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2005 and 2004
(Data Unaudited)


                                                   THREE MONTHS ENDED DECEMBER 31
                                           ------------------------------------------------
CONSOLIDATED                                         2005                   2004
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   363,233            $   361,853
Investment income less expenses                  52,935                 57,230
Investment gains realized, net                   11,232                 20,327
                                             -----------            -----------
      Total revenues                            427,400                439,410

Losses                                          165,009                173,725
Loss adjustment expenses                         29,201                 42,059
Underwriting expenses                           118,639                128,880
Corporate and other expenses                      9,639                 12,256
                                             -----------            -----------
      Total expenses                            322,488                356,920

Income before income taxes                      104,912                 82,490

Income tax expense:
   On investment gains realized                   1,470                  7,115
   On all other income                           26,122                 18,495
                                             -----------            -----------
      Total income tax expense                   27,592                 25,610

Cumulative effect of an accounting change             -                      -
                                             -----------            -----------
Net income                                  $    77,320            $    56,880
                                            ============           ============

Average shares outstanding - diluted*            64,728                 71,942
Net income, per share - diluted*            $      1.19            $      0.82
Operating income**                          $    67,559            $    43,668
Operating income - earnings per share**     $      1.04            $      0.64
Operating income - return on equity**              22.6%                  17.7%

Effective tax rate on investment income            23.8%                  32.4%


KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory       GAAP   Statutory
---------------------------------------         --------  --------     --------  ---------
Losses                                             45.4%     45.1%        48.0%     48.1%
Loss adjustment expenses                            8.0%      8.0%        11.6%     11.6%
Underwriting expenses                              32.7%     34.7%        35.6%     35.3%
                                                --------   -------     --------- --------
      Combined ratio                               86.1%     87.8%        95.2%     95.0%

CORPORATE/OTHER
---------------------------------------
Net investment income (expense)             $     4,025            $      (322)
Investment gains realized, net                    4,597                  2,043
Agent relationships asset expenses                2,140                  4,071
Corporate expenses                                7,499                  8,185


                                                                YEAR
                                           -----------------------------------------------
CONSOLIDATED                                         2005                   2004
----------------------------------------   -------------------   -------------------------
Premiums and finance charges earned         $ 1,453,568            $ 1,446,624
Investment income less expenses                 201,357                201,244
Investment gains realized, net                   47,426                 22,920
                                             -----------            -----------
      Total revenues                          1,702,351              1,670,788

Losses                                          752,280                777,580
Loss adjustment expenses                        155,033                158,697
Underwriting expenses                           461,907                504,812
Corporate and other expenses                     52,409                 43,214
                                             -----------            -----------
      Total expenses                          1,421,629              1,484,303

Income before income taxes                      280,722                186,485

Income tax expense:
   On investment gains realized                   5,871                  8,022
   On all other income                           62,158                 48,442
                                             -----------            -----------
      Total income tax expense                   68,029                 56,464

Cumulative effect of an accounting change             -                 (1,648)

Net income                                  $   212,693            $   128,373
                                            ============           ============

Average shares outstanding - diluted*            67,194                 71,508
Net income, per share - diluted*            $      3.19            $      1.89
Operating income**                          $   171,139            $   115,123
Operating income - earnings per share**     $      2.57            $      1.71
Operating income - return on equity**              15.3%                  12.3%

Effective tax rate on investment income            27.1%                  31.9%


KEY PROPERTY AND CASUALTY RATIOS                   GAAP   Statutory       GAAP   Statutory
---------------------------------------         --------  ---------    --------  ---------
Losses                                             51.7%     51.7%        53.7%     53.8%
Loss adjustment expenses                           10.7%     10.7%        11.0%     10.7%
Underwriting expenses                              31.8%     31.8%        34.9%     33.9%
                                                --------   -------     ---------  -------
      Combined ratio                               94.2%     94.2%        99.6%     98.4%

CORPORATE/OTHER
---------------------------------------
Net investment income (expense)             $    15,071            $     4,323
Investment gains realized, net                   11,572                  3,719
Agent relationships asset expenses               12,268                 20,640
Corporate expenses                               40,141                 22,574

*Average diluted shares outstanding, net income per share and operating income per share for the twelve months ended December 31, 2005 and 2004 and for the three months ended December 31, 2004 have been adjusted, as required, in accordance with Emerging Issues Task Force (EITF) 04-8 "The Effect of Contingently Convertible Debt on Diluted Earnings Per Share." This EITF requires earnings per share amounts to be adjusted using the "if-converted" method. The "if-converted" method gives effect to the add back to net income of interest expense and amortization of debt issuance costs, net of tax, associated with the convertible instruments.


**Management of the Consolidated Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated February 8, 2006 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA (in thousands, except ratio data) THREE MONTHS AND YEAR ENDED DECEMBER 31, 2005 and 2004
(Data Unaudited)


                                               THREE MONTHS ENDED DECEMBER 31
                                      -------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  ----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                              Earned       Ratio       Earned       Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    208,971     87.4%   $    206,054     95.9%
   Workers' compensation                     34,851    139.1%         32,931    117.9%
   Commercial auto                           58,332     72.0%         57,999     79.6%
   General liability                         24,073     97.9%         21,986    117.5%
   CMP, fire and inland marine               91,715     74.7%         93,138     93.3%

Specialty Lines                        $     35,349     94.1%   $     35,789     96.0%
   Commercial umbrella                       21,830     97.5%         23,660    102.7%
   Fidelity and surety                       13,519     88.7%         12,129     83.0%

Personal Lines                         $    118,913     81.6%   $    120,010     93.9%
   Personal auto incl. personal
     umbrella                                70,024     87.0%         71,225    108.2%
   Personal property                         48,889     73.8%         48,785     72.8%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    363,233     86.1%   $    361,853     95.2%


                                       Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                         Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    188,948     90.7%   $    192,411     96.2%
   Workers' compensation                     31,262    142.7%         30,149    119.2%
   Commercial auto                           50,607     75.6%         51,864     79.8%
   General liability                         21,674    101.9%         20,149    117.3%
   CMP, fire and inland marine               85,405     77.6%         90,249     93.2%

Specialty Lines                        $     33,636     91.5%   $     32,887     95.1%
   Commercial umbrella                       20,841     91.5%         21,234    101.4%
   Fidelity and surety                       12,795     91.8%         11,653     82.0%

Personal Lines                         $    114,366     81.8%   $    117,207     93.3%
   Personal auto incl. personal
     umbrella                                67,206     87.4%         69,347    107.7%
   Personal property                         47,160     73.9%         47,860     72.3%
                                        ------------   ------    ------------   ------
     Total All Lines                   $    336,950     87.8%   $    342,505     95.0%

                                                             YEAR
                                      --------------------------------------------------
                                                2005                     2004
OPERATING SEGMENTS and                -----------------------  -----------------------
SELECTED PRODUCT LINES                 Net Premiums Combined    Net Premiums Combined
GAAP BASIS:                              Earned       Ratio       Earned       Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    827,440    101.9%   $    807,925    100.6%
   Workers' compensation                    134,510    142.4%        132,625    114.0%
   Commercial auto                          230,471     82.2%        229,629     91.1%
   General liability                         93,308    111.3%         86,563    109.9%
   CMP, fire and inland marine              369,151     96.9%        359,108     99.5%

Specialty Lines                        $    143,151     95.3%   $    150,262     96.7%
   Commercial umbrella                       92,235    101.9%        105,089    103.2%
   Fidelity and surety                       50,916     83.2%         45,173     81.5%

Personal Lines                         $    482,977     80.8%   $    488,437     98.9%
   Personal auto incl. personal
     umbrella                               288,340     85.8%        295,774    105.9%
   Personal property                        194,637     73.5%        192,663     88.1%
                                        ------------   ------    ------------   ------
     Total All Lines                   $  1,453,568     94.2%   $  1,446,624     99.6%


                                       Net Premiums Combined    Net Premiums Combined
STATUTORY BASIS:                         Written      Ratio       Written      Ratio
--------------------------             ------------ --------    ------------ --------
Commercial Lines                       $    823,490    102.3%   $    828,216     99.3%
   Workers' compensation                    138,582    142.6%        132,932    115.4%
   Commercial auto                          227,702     82.6%        233,539     90.3%
   General liability                         95,680    111.8%         89,457    105.0%
   CMP, fire and inland marine              361,526     97.6%        372,288     97.5%

Specialty Lines                        $    150,423     89.9%   $    135,499     97.2%
   Commercial umbrella                       97,165     94.6%         87,124    103.8%
   Fidelity and surety                       53,258     81.7%         48,375     78.9%

Personal Lines                         $    475,494     81.2%   $    490,235     97.6%
   Personal auto incl. personal
     umbrella                               283,741     86.3%        294,114    104.7%
   Personal property                        191,753     73.8%        196,121     86.8%
                                        ------------   ------    ------------   ------
     Total All Lines                   $  1,449,407     94.2%   $  1,453,950     98.4%

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
(in thousands, except share and per share data)
AT DECEMBER 31, 2005 and 2004
(Data Unaudited)


                                        December 31,    December 31,
                                            2005            2004
Assets                                  -------------   -------------
Investments:
  U.S. government fixed maturities       $    25,940     $    30,823
  Tax exempt fixed maturities              1,277,318       1,036,697
  Taxable fixed maturities:
    Available-for-sale, at fair value      2,224,456       2,278,588
    Held-to-maturity, at amortized cost      264,422         301,367
                                         ------------    ------------
       Total fixed maturities              3,792,136       3,647,475

  Equity securities, at fair value           375,079         357,458
                                         ------------    ------------
       Total investments                   4,167,215       4,004,933

Cash and cash equivalents                     54,575         252,566
Premiums and other receivables, net of
  allowance for bad debts of $4,200 and
  $4,300, respectively                       309,190         350,761
Deferred policy acquisition costs            153,671         159,849
Property and equipment, net of
  accumulated depreciation of $177,239
  and $167,362, respectively                  80,079          82,946
Reinsurance recoverable, net of allowance
  of $3,690 and $2,336, respectively         741,800         666,501
Agent relationships, net of accumulated
  amortization of $45,531 and $41,438,
  respectively                               109,726         121,994
Interest and dividends due or accrued         54,942          49,859
Deferred tax asset                            14,846               -
Other assets                                  77,021          25,607
                                         ------------    ------------
       Total assets                      $ 5,763,065     $ 5,715,016
                                         ============    ============

Shares outstanding                        63,281,136      62,209,129
Book value per share                          $22.54          $20.82
Unrealized gain component of
  book value per share*                        $3.13           $4.47



                                        December 31,    December 31,
                                            2005            2004
Liabilities                             -------------   -------------
Insurance reserves:
  Losses                                 $ 2,435,028     $ 2,269,565
  Loss adjustment expenses                   511,817         486,767
  Unearned premiums                          679,601         715,486
Debt                                         200,401         383,266
Reinsurance treaty funds held                150,367         195,015
Deferred income taxes                            -            21,950
Other liabilities                            359,444         348,024
                                         ------------    ------------
       Total liabilities                   4,336,658       4,420,073



Shareholders' Equity
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344        9,052           9,052
Additional paid-in capital                    18,810               -
Accumulated other comprehensive income       177,992         259,131
Retained earnings                          1,360,547       1,161,510
Treasury stock, at cost:
  (Shares: 9,137,208, 10,209,215)           (139,994)       (134,750)
                                         ------------    ------------
      Total shareholders' equity           1,426,407       1,294,943
                                         ------------    ------------
      Total liabilities and
      shareholders' equity               $ 5,763,065     $ 5,715,016
                                         ============    ============

Statutory Insurance Reserves
   Losses                                $ 1,800,683     $ 1,739,709
   Loss adjustment expense                   457,843         444,102
   Unearned premiums                         645,579         649,740

Other Statutory Data
   Statutory policyholders' surplus      $ 1,004,545     $   972,040
   Ratio of net premiums written to
     surplus                              1.4 to 1.0      1.5 to 1.0

*The unrealized gain component of book value per share excludes $10.1 million and $12.7 million at December 31, 2005 and December 31, 2004, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION (in thousands, except ratios)
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2005 and 2004
(Data Unaudited)


                                             THREE MONTHS ENDED
                                                  DECEMBER 31                      YEAR
                                           --------------------------  --------------------------
                                                2005         2004           2005         2004
                                             ----------   ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  193,292   $  199,401     $  840,974   $  856,212
     Specialty Lines                            50,414       57,441        210,795      251,505
     Personal Lines                            114,865      119,559        478,282      496,758
                                             ----------   ----------     ----------   ----------
          Total                                358,571      376,401      1,530,051    1,604,475

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   35,790   $   43,346     $  148,890   $  182,291
     Commercial Umbrella                         7,835       10,693         33,414       49,982
     Personal Lines                              8,872        9,491         37,195       41,322

Average Renewal Price Increase
------------------------------
     Commercial Lines                              0.4%         2.5%           2.0%         5.0%
     Commercial Umbrella                           0.5%         6.5%           3.7%         8.0%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                             -1.2%         0.2%           2.2%         2.4%
     Specialty Lines                               0.0%         0.0%           0.0%         0.0%
     Personal Lines                                1.9%         4.2%           1.5%         4.9%
          Total All Lines                         -0.1%         1.5%           1.8%         3.0%

Prior Accident Year Loss & LAE by
Segment (GAAP Basis)
---------------------------------
     Commercial Lines                       $     (0.8)  $     (2.8)    $     29.1   $    (15.0)
     Specialty Lines                              (5.0)        (2.0)         (12.3)        (9.4)
     Personal Lines                              (10.7)        (1.2)         (36.9)         2.6
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident
          Year Development                       (16.5)        (6.0)         (20.1)       (21.8)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
     Accident Year 2004                     $    (11.7)  $        -     $    (30.8)  $        -
     Accident Year 2003                           (6.2)        (3.9)         (32.0)       (35.2)
     Accident Year 2002 and Prior                  1.4         (2.1)          42.7         13.4
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development        (16.5)        (6.0)         (20.1)       (21.8)

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SEGMENT UNDERWRITING PROFITABILTIY - GAAP BASIS
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2005 and 2004
(Data Unaudited)

                                             THREE MONTHS ENDED
                                                  DECEMBER 31                      YEAR
                                           --------------------------  --------------------------
                                                2005         2004           2005         2004
                                             ----------   ----------     ----------   ----------
SEGMENT RESULTS
---------------

Commercial Lines
----------------
     Losses                                       45.9%        48.0%          55.6%        52.8%
     Loss adjustment expenses                      8.5%        12.4%          13.0%        12.4%
     Underwriting expenses                        33.0%        35.5%          33.3%        35.4%
                                                -------      -------        -------      -------
         Combined Ratio                           87.4%        95.9%         101.9%       100.6%


Specialty Lines
----------------
     Losses                                       34.0%        37.7%          42.0%        42.6%
     Loss adjustment expenses                     14.4%         5.9%           9.4%         4.8%
     Underwriting expenses                        45.7%        52.4%          43.9%        49.3%
                                                -------      -------        -------      -------
         Combined Ratio                           94.1%        96.0%          95.3%        96.7%


Personal Lines
--------------
     Losses                                       48.0%        51.1%          48.1%        58.7%
     Loss adjustment expenses                      5.4%        12.0%           7.1%        10.5%
     Underwriting expenses                        28.2%        30.8%          25.6%        29.7%
                                                -------      -------        -------      -------
         Combined Ratio                           81.6%        93.9%          80.8%        98.9%